Exhibit 99.2 Second Quarter 2021 INVESTOR PRESENTATIONExhibit 99.2 Second Quarter 2021 INVESTOR PRESENTATION

Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance, are based on the current expectations of Popular, Inc.’s (the “Corporation”) management and, by their nature, involve risks, uncertainties, estimates and assumptions. Potential factors, some of which are beyond the Corporation’s control, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. Such factors include, but are not limited to, the scope and duration of the COVID-19 pandemic (including the appearance of new strains of the virus), actions taken by governmental authorities in response thereto, and the direct and indirect impact of the pandemic on the Corporation, our customers, service providers and third parties. Information on the risks and important factors that could affect the Corporation’s future results and financial condition is included in our Annual Report on Form 10-K for the year ended December 31, 2020 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021 as filed with the Securities and Exchange Commission. Our filings are available on the Corporation’s website (www.popular.com) and on the Securities and Exchange Commission website (www.sec.gov). The Corporation assumes no obligation to update or revise any forward-looking statements which speak as of their respective dates. 2Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance, are based on the current expectations of Popular, Inc.’s (the “Corporation”) management and, by their nature, involve risks, uncertainties, estimates and assumptions. Potential factors, some of which are beyond the Corporation’s control, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. Such factors include, but are not limited to, the scope and duration of the COVID-19 pandemic (including the appearance of new strains of the virus), actions taken by governmental authorities in response thereto, and the direct and indirect impact of the pandemic on the Corporation, our customers, service providers and third parties. Information on the risks and important factors that could affect the Corporation’s future results and financial condition is included in our Annual Report on Form 10-K for the year ended December 31, 2020 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021 as filed with the Securities and Exchange Commission. Our filings are available on the Corporation’s website (www.popular.com) and on the Securities and Exchange Commission website (www.sec.gov). The Corporation assumes no obligation to update or revise any forward-looking statements which speak as of their respective dates. 2

Q2 2021 Highlights • Net income of $218.1 million Earnings • Net interest margin: Popular, Inc. 2.91%, BPPR 2.91% • Provision for credit losses resulted in a benefit of $17.0 million • NPLs decreased $13.0 million QoQ; ratio at 2.4%, flat from prior quarter • NCO ratio at (0.02%) compared to 0.29% the previous quarter Credit Metrics • ACL to loans of 2.70% compared to 2.75% in Q1 2021 • Common Equity Tier 1 Capital ratio of 16.6% • Tangible book value per share of $63.24 compared to $61.42 in Q1 2021 Capital • Increased quarterly dividend to $0.45 per share • Entered into an ASR to repurchase $350 million in common stock 3Q2 2021 Highlights • Net income of $218.1 million Earnings • Net interest margin: Popular, Inc. 2.91%, BPPR 2.91% • Provision for credit losses resulted in a benefit of $17.0 million • NPLs decreased $13.0 million QoQ; ratio at 2.4%, flat from prior quarter • NCO ratio at (0.02%) compared to 0.29% the previous quarter Credit Metrics • ACL to loans of 2.70% compared to 2.75% in Q1 2021 • Common Equity Tier 1 Capital ratio of 16.6% • Tangible book value per share of $63.24 compared to $61.42 in Q1 2021 Capital • Increased quarterly dividend to $0.45 per share • Entered into an ASR to repurchase $350 million in common stock 3

Business Highlights • 1.9 million customers as of June 2021 (increased by 129,000 since March 2020 and 17,000 QoQ) 1 • 18% growth in active online users since BPPR March 2020 Customer Engagement • Captured 66% of Q2 2021 deposits through digital channels, compared to 56% in Q1 2020 • Issued $2.1 billion or 49,700 loans ($1.4 billion in Round 1 and $678 million in Round 2) Paycheck Protection Program • $965 million from Round 1 forgiven as of June 30, 2021 (PPP) • BPPR originated 62% of the total PPP loans in P.R. • Mortgage originations were higher than Q2 2020 by 213%; up 63% from Q2 2019 • Auto loans and lease originations increased 159% compared to Q2 2020; 32% higher than Q2 2019 BPPR • Credit and debit card sales (in dollars) grew 52% versus Q2 2020; up 45% from Q2 Business Metrics 2019 • Deposits, excluding P.R. public funds, increased 18% from Q2 2020; 49% higher than Q2 2019 1 4 Customers who have logged on to Popular’s web and/or mobile platform in the past 30 days

Puerto Rico – Key Indicators • New auto sales continue to demonstrate strong consumer demand Economy• Total nonfarm employment in June 2021 was 56,000 jobs above June 2020, but continues to be lower than the pre-pandemic levels 2 1 Quarterly Cement Sales Quarterly New Auto Sales 5,000 70% 40,000 200% 4,500 35,000 150% 50% 4,000 30,000 100% 30% 3,500 25,000 50% 3,000 10% 2,500 20,000 0% -10% 2,000 15,000 -50% 1,500 -30% 10,000 -100% 1,000 -50% 5,000 -150% 500 - -70% - -200% Cement Sales YoY Change (%) New Auto Sales YoY Change (%) 4 3 Quarterly BPPR Credit & Debit Volume ($) Total Nonfarm Employment 6,000 60% 900 10% 8% 800 5,000 40% 6% 700 4% 4,000 20% 600 2% 500 3,000 0% 0% 400 -2% 2,000 -20% 300 -4% 200 -6% 1,000 -40% 100 -8% - -60% - -10% BPPR Credit & Debit Volume ($) YoY Change (%) Total Nonfarm Employment YoY Change (%) 1 2 5 Source: United Automobile Importers Group (based on units) as of June 2021; Source: Puerto Rico Economic Development Bank, Q2 2021 estimated based on April and May 2021 3 4 Actuals; Source: U.S. Bureau of Labor Statistics (Seasonally Adjusted) as of June 2021 ; Credit and debit card sales pertain to BPPR customers only as of June 2021 Vehicles Thousands Mar-17 Mar-17 Jun-17 Jun-17 Sep-17 Sep-17 Dec-17 Dec-17 Mar-18 Mar-18 Jun-18 Jun-18 Sep-18 Sep-18 Dec-18 Dec-18 Mar-19 Mar-19 Jun-19 Jun-19 Sep-19 Sep-19 Dec-19 Dec-19 Mar-20 Mar-20 Jun-20 Jun-20 Sep-20 Sep-20 Dec-20 Dec-20 Mar-21 Mar-21 Jun-21 Jun-21 YoY Change (%) YoY Change (%) $ Millions Thousands of 94-lbs bags Mar-17 Mar-17 Jun-17 Jun-17 Sep-17 Sep-17 Dec-17 Dec-17 Mar-18 Mar-18 Jun-18 Jun-18 Sep-18 Sep-18 Dec-18 Dec-18 Mar-19 Mar-19 Jun-19 Jun-19 Sep-19 Sep-19 Dec-19 Dec-19 Mar-20 Mar-20 Jun-20 Jun-20 Sep-20 Sep-20 Dec-20 Dec-20 Mar-21 Mar-21 Jun-21 Jun-21 YoY Change (%) YoY Change (%)Puerto Rico – Key Indicators • New auto sales continue to demonstrate strong consumer demand Economy• Total nonfarm employment in June 2021 was 56,000 jobs above June 2020, but continues to be lower than the pre-pandemic levels 2 1 Quarterly Cement Sales Quarterly New Auto Sales 5,000 70% 40,000 200% 4,500 35,000 150% 50% 4,000 30,000 100% 30% 3,500 25,000 50% 3,000 10% 2,500 20,000 0% -10% 2,000 15,000 -50% 1,500 -30% 10,000 -100% 1,000 -50% 5,000 -150% 500 - -70% - -200% Cement Sales YoY Change (%) New Auto Sales YoY Change (%) 4 3 Quarterly BPPR Credit & Debit Volume ($) Total Nonfarm Employment 6,000 60% 900 10% 8% 800 5,000 40% 6% 700 4% 4,000 20% 600 2% 500 3,000 0% 0% 400 -2% 2,000 -20% 300 -4% 200 -6% 1,000 -40% 100 -8% - -60% - -10% BPPR Credit & Debit Volume ($) YoY Change (%) Total Nonfarm Employment YoY Change (%) 1 2 5 Source: United Automobile Importers Group (based on units) as of June 2021; Source: Puerto Rico Economic Development Bank, Q2 2021 estimated based on April and May 2021 3 4 Actuals; Source: U.S. Bureau of Labor Statistics (Seasonally Adjusted) as of June 2021 ; Credit and debit card sales pertain to BPPR customers only as of June 2021 Vehicles Thousands Mar-17 Mar-17 Jun-17 Jun-17 Sep-17 Sep-17 Dec-17 Dec-17 Mar-18 Mar-18 Jun-18 Jun-18 Sep-18 Sep-18 Dec-18 Dec-18 Mar-19 Mar-19 Jun-19 Jun-19 Sep-19 Sep-19 Dec-19 Dec-19 Mar-20 Mar-20 Jun-20 Jun-20 Sep-20 Sep-20 Dec-20 Dec-20 Mar-21 Mar-21 Jun-21 Jun-21 YoY Change (%) YoY Change (%) $ Millions Thousands of 94-lbs bags Mar-17 Mar-17 Jun-17 Jun-17 Sep-17 Sep-17 Dec-17 Dec-17 Mar-18 Mar-18 Jun-18 Jun-18 Sep-18 Sep-18 Dec-18 Dec-18 Mar-19 Mar-19 Jun-19 Jun-19 Sep-19 Sep-19 Dec-19 Dec-19 Mar-20 Mar-20 Jun-20 Jun-20 Sep-20 Sep-20 Dec-20 Dec-20 Mar-21 Mar-21 Jun-21 Jun-21 YoY Change (%) YoY Change (%)

Financial Summary (Unaudited) ($ in thousands) Q2 2021 Q1 2021 Variance Net interest income $ 4 87,802 $ 4 79,112 $ 8,690 Service charges on deposits 40,153 39,620 533 Other service fees 7 6,382 70,628 5,754 Mortgage banking activities 7,448 1 7,343 (9,895) Other non-interest income 30,557 26,062 4,495 Gross revenues 642,342 632,765 9,577 Provision for credit losses (benefit) (17,015) (82,226) 65,211 Net revenues 659,357 714,991 (55,634) Personnel costs 154,204 159,479 (5,275) Net occupancy expenses 24,562 26,013 (1,451) Programming, processing and other technology services 67,152 66,366 786 Other professional fees 34,001 33,582 419 Business promotion 16,511 12,521 3,990 Other operating expenses 71,755 77,567 (5,812) Total operating expenses 368,185 375,528 (7,343) Income before income tax 291,172 339,463 (48,291) Income tax expense 73,093 76,831 (3,738) Net income $ 2 18,079 $ 2 62,632 $ (44,553) 6Financial Summary (Unaudited) ($ in thousands) Q2 2021 Q1 2021 Variance Net interest income $ 4 87,802 $ 4 79,112 $ 8,690 Service charges on deposits 40,153 39,620 533 Other service fees 7 6,382 70,628 5,754 Mortgage banking activities 7,448 1 7,343 (9,895) Other non-interest income 30,557 26,062 4,495 Gross revenues 642,342 632,765 9,577 Provision for credit losses (benefit) (17,015) (82,226) 65,211 Net revenues 659,357 714,991 (55,634) Personnel costs 154,204 159,479 (5,275) Net occupancy expenses 24,562 26,013 (1,451) Programming, processing and other technology services 67,152 66,366 786 Other professional fees 34,001 33,582 419 Business promotion 16,511 12,521 3,990 Other operating expenses 71,755 77,567 (5,812) Total operating expenses 368,185 375,528 (7,343) Income before income tax 291,172 339,463 (48,291) Income tax expense 73,093 76,831 (3,738) Net income $ 2 18,079 $ 2 62,632 $ (44,553) 6

Net Interest Margin Dynamics 1 2 • Q2 2021 net interest margin at 2.91%; FTE net Total Loans and Deposits ($ in billions) interest margin at 3.22% • Money market and investment securities to earning assets ratio at 58% • FTE loan yield decreased 2 basis points QoQ to 6.13% • Total deposit cost for the quarter down 3 basis points to 0.18%; decreased 7 basis points in the U.S. and 2 basis points in P.R. 2 Money Market and Investment Securities ($ in billions) Loan Yield, Deposit Cost and NIM (FTE) ¹ FTE stands for fully taxable-equivalent basis. Represents a non-GAAP financial measure. See the Corporation’s earnings press release, Form 10Q and Form 10K filed with the Securities and Exchange Commission for the applicable periods, for a GAAP to non-GAAP reconciliation 2 7 Balances are at end of period Differences due to rounding

Capital • Robust capital levels; Common Equity Tier 1 of 16.6% • Leverage ratio of 7.3% impacted by the high proportion of zero-risk weighted assets on the balance sheet, which represented 42% of total average assets • Tangible book value per share of $63.24 compared to $61.42 in Q1 2021 • Capital actions implemented in Q2 2021 ▪ Increased quarterly dividend to $0.45 per share ▪ Entered into an ASR to repurchase $350 million in common stock Capital Ratios (%) Note: Estimated for the current period 8Capital • Robust capital levels; Common Equity Tier 1 of 16.6% • Leverage ratio of 7.3% impacted by the high proportion of zero-risk weighted assets on the balance sheet, which represented 42% of total average assets • Tangible book value per share of $63.24 compared to $61.42 in Q1 2021 • Capital actions implemented in Q2 2021 ▪ Increased quarterly dividend to $0.45 per share ▪ Entered into an ASR to repurchase $350 million in common stock Capital Ratios (%) Note: Estimated for the current period 8

Non-Performing Assets Non-Performing Assets ($ in millions) • NPAs decreased by $7 million QoQ • NPLs decreased by $13 million QoQ ▪ P.R. NPLs at $657 million, or 3.1% of loans, down by $9 million, driven by: ‐ Lower mortgage NPLs by $20 million ‐ Lower consumer NPLs by $5 million, mainly driven by the auto loan portfolio ‐ Partially offset by higher commercial NPLs by $17 million, mostly due to a single $32 million inflow Non-Performing Loans ▪ U.S. NPLs at $28 million, or 0.4% of loans, ($ in millions) down by $4 million, mostly related to a construction loan that was transferred to held-for-sale during the quarter 9 Differences due to roundingNon-Performing Assets Non-Performing Assets ($ in millions) • NPAs decreased by $7 million QoQ • NPLs decreased by $13 million QoQ ▪ P.R. NPLs at $657 million, or 3.1% of loans, down by $9 million, driven by: ‐ Lower mortgage NPLs by $20 million ‐ Lower consumer NPLs by $5 million, mainly driven by the auto loan portfolio ‐ Partially offset by higher commercial NPLs by $17 million, mostly due to a single $32 million inflow Non-Performing Loans ▪ U.S. NPLs at $28 million, or 0.4% of loans, ($ in millions) down by $4 million, mostly related to a construction loan that was transferred to held-for-sale during the quarter 9 Differences due to rounding

NPL Inflows

- Total NPL inflows increased by $11 million QoQ
- P.R. inflows increased by $17 million QoQ, primarily driven by a $32 million relationship, offset in part by $15 million lower mortgage inflows
- U.S. inflows decreased by $6 million QoQ

Total NPL Inflows

($ in millions)



$97
$9
$83
$29
$102
$12
$66
$18
$83
$12
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21
U.S. Inflows
P.R. Inflows

Commercial and Construction NPL Inflows

($ in millions)



$14
$2
$42
$22
$11
$8
$14
$40
$8
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21
U.S. Inflows
P.R. Inflows

Mortgage NPL Inflows

($ in millions)



$83
$7
$42
$7
$90
$11
$58
$4
$43
$5
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21
U.S. Inflows
P.R. Inflows

Differences due to rounding

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NCOs and Allowance for Credit Losses NCOs and NCO-to-Loan Ratio ($ in millions) • NCOs decreased by $22 million QoQ to net recoveries of $1 million in Q2 2021, mostly driven by: ▪ Lower commercial NCOs by $9 million, mostly due to recoveries of $8 million related to the resolution of a non- performing relationship ▪ Lower mortgage NCOs by $8 million ▪ Lower construction NCOs by $6 million • NCO ratio at (0.02%) vs. 0.29% in Q1 2021 • ACL decreased by $15 million QoQ Reserve Reserve ACL/Loans Balance Build Balance Build Balance Ratio • ACL-to-Loans ratio at 2.70% vs. 2.75% in ($ in millions) 12/31/2020 (Release) 3/31/2021 (Release) 6/30/2021 6/30/2021 Q1 2021 Commercial $ 348 $ (62) $ 285 $ (3) $ 282 1.97% • ACL-to-NPLs at 115%, flat QoQ Mortgage 216 (14) 202 (20) 183 2.38% Leases 17 (4) 13 5 18 1.35% Consumer: Credit Cards 46 (2) 44 (3) 41 4.62% Personal Loans 105 (14) 91 (1) 91 6.09% Auto 150 1 151 5 156 4.74% Other 15 (0) 14 2 16 12.73% Total Consumer 316 (15) 301 3 303 5.24% 1 Total ACL $ 896 $ (95) $ 801 $ (15) $ 786 2.70% 11 Differences due to roundingNCOs and Allowance for Credit Losses NCOs and NCO-to-Loan Ratio ($ in millions) • NCOs decreased by $22 million QoQ to net recoveries of $1 million in Q2 2021, mostly driven by: ▪ Lower commercial NCOs by $9 million, mostly due to recoveries of $8 million related to the resolution of a non- performing relationship ▪ Lower mortgage NCOs by $8 million ▪ Lower construction NCOs by $6 million • NCO ratio at (0.02%) vs. 0.29% in Q1 2021 • ACL decreased by $15 million QoQ Reserve Reserve ACL/Loans Balance Build Balance Build Balance Ratio • ACL-to-Loans ratio at 2.70% vs. 2.75% in ($ in millions) 12/31/2020 (Release) 3/31/2021 (Release) 6/30/2021 6/30/2021 Q1 2021 Commercial $ 348 $ (62) $ 285 $ (3) $ 282 1.97% • ACL-to-NPLs at 115%, flat QoQ Mortgage 216 (14) 202 (20) 183 2.38% Leases 17 (4) 13 5 18 1.35% Consumer: Credit Cards 46 (2) 44 (3) 41 4.62% Personal Loans 105 (14) 91 (1) 91 6.09% Auto 150 1 151 5 156 4.74% Other 15 (0) 14 2 16 12.73% Total Consumer 316 (15) 301 3 303 5.24% 1 Total ACL $ 896 $ (95) $ 801 $ (15) $ 786 2.70% 11 Differences due to rounding

Allowance for Credit Losses – Q2 2021 Movement ACL Movement (in millions) ACL Movement: • Moody’s May vintage continues to show a favorable economic scenario. However, revisions to historical observations by the P.R. Planning Board resulted in an increase in ACL • Improvements in borrower performance and a continued positive economic outlook contributed to the reductions in qualitative reserves • Portfolio changes include changes in volume mix and credit quality Economic Activity Unemployment Rates (UR) U.S. Annual GDP Growth U.S. Average UR Economic Scenario: Projections at: Scenario Description 2021 2022 Projections at: 2021 2022 Q1 2021 Baseline 4.9% 5.2% Q1 2021 Baseline 6.1% 4.9% • Probability weighted Moody’s scenarios S1 - Stronger Near-Term Growth 5.9% 6.4% S1 5.4% 3.7% • Baseline scenario is assigned the highest S3 - Double Dip Recession 1.7% 1.0% S3 7.6% 8.7% probability, followed by the S3 scenario Q2 2021 Baseline 6.8% 4.8% Q2 2021 Baseline 5.4% 3.7% • Shows improvements in the expected S1 - Stronger Near-Term Growth 7.3% 6.5% S1 5.3% 3.0% 2021 P.R. and U.S. GDP growth S3 - Double Dip Recession 4.9% -0.2% S3 6.9% 8.9% P.R. P.R. • The unemployment rate in U.S. and P.R. Q1 2021 Baseline 3.4% 3.9% Q1 2021 Baseline 8.0% 7.5% shows improvement through 2022 S1 - Stronger Near-Term Growth 4.1% 4.7% S1 7.7% 6.8% S3 - Double Dip Recession 1.4% 1.0% S3 8.7% 9.5% Q2 2021 Baseline 3.8% 4.2% Q2 2021 Baseline 8.4% 7.2% S1 - Stronger Near-Term Growth 4.2% 5.3% S1 8.3% 6.7% S3 - Double Dip Recession 2.6% 0.8% S3 9.2% 10.2% 12 Differences due to roundingAllowance for Credit Losses – Q2 2021 Movement ACL Movement (in millions) ACL Movement: • Moody’s May vintage continues to show a favorable economic scenario. However, revisions to historical observations by the P.R. Planning Board resulted in an increase in ACL • Improvements in borrower performance and a continued positive economic outlook contributed to the reductions in qualitative reserves • Portfolio changes include changes in volume mix and credit quality Economic Activity Unemployment Rates (UR) U.S. Annual GDP Growth U.S. Average UR Economic Scenario: Projections at: Scenario Description 2021 2022 Projections at: 2021 2022 Q1 2021 Baseline 4.9% 5.2% Q1 2021 Baseline 6.1% 4.9% • Probability weighted Moody’s scenarios S1 - Stronger Near-Term Growth 5.9% 6.4% S1 5.4% 3.7% • Baseline scenario is assigned the highest S3 - Double Dip Recession 1.7% 1.0% S3 7.6% 8.7% probability, followed by the S3 scenario Q2 2021 Baseline 6.8% 4.8% Q2 2021 Baseline 5.4% 3.7% • Shows improvements in the expected S1 - Stronger Near-Term Growth 7.3% 6.5% S1 5.3% 3.0% 2021 P.R. and U.S. GDP growth S3 - Double Dip Recession 4.9% -0.2% S3 6.9% 8.9% P.R. P.R. • The unemployment rate in U.S. and P.R. Q1 2021 Baseline 3.4% 3.9% Q1 2021 Baseline 8.0% 7.5% shows improvement through 2022 S1 - Stronger Near-Term Growth 4.1% 4.7% S1 7.7% 6.8% S3 - Double Dip Recession 1.4% 1.0% S3 8.7% 9.5% Q2 2021 Baseline 3.8% 4.2% Q2 2021 Baseline 8.4% 7.2% S1 - Stronger Near-Term Growth 4.2% 5.3% S1 8.3% 6.7% S3 - Double Dip Recession 2.6% 0.8% S3 9.2% 10.2% 12 Differences due to rounding

Driving Value • Market leader in Puerto Rico ▪ Well positioned to take advantage of economic recovery ▪ Focus on customer service supported by broad branch network ▪ Differentiated digital offering for retail and commercial customers ▪ Diversified fee income driven by unmatched product breadth and depth ▪ Strong risk-adjusted loan margins driven by a well-diversified portfolio ▪ Substantial liquidity with low deposit beta Franchise • Mainland U.S. banking operation provides geographic diversification ▪ Commercial led strategy focused on small and medium-sized businesses ▪ Branch footprint in South Florida and New York Metro ▪ National niche banking focus in homeowners’ associations, healthcare and non-profit organizations • Capital actions implemented in Q2 2021 ▪ Increased quarterly dividend to $0.45 per share Capital ▪ Entered into an ASR to repurchase $350 million in common stock • Enhanced disclosure of our environmental, social, human capital and business efforts in our Corporate Sustainability Report on our website at www.popular.com/en/corporate- Environmental, sustainability/ Social and Governance• Expanded efforts to promote financial inclusion through an investment in Greenwood, a digital banking platform designed to address the financial needs of Afro-American and Latinx (ESG) consumers Additional Value• Investments in Evertec and Banco BHD León 13Driving Value • Market leader in Puerto Rico ▪ Well positioned to take advantage of economic recovery ▪ Focus on customer service supported by broad branch network ▪ Differentiated digital offering for retail and commercial customers ▪ Diversified fee income driven by unmatched product breadth and depth ▪ Strong risk-adjusted loan margins driven by a well-diversified portfolio ▪ Substantial liquidity with low deposit beta Franchise • Mainland U.S. banking operation provides geographic diversification ▪ Commercial led strategy focused on small and medium-sized businesses ▪ Branch footprint in South Florida and New York Metro ▪ National niche banking focus in homeowners’ associations, healthcare and non-profit organizations • Capital actions implemented in Q2 2021 ▪ Increased quarterly dividend to $0.45 per share Capital ▪ Entered into an ASR to repurchase $350 million in common stock • Enhanced disclosure of our environmental, social, human capital and business efforts in our Corporate Sustainability Report on our website at www.popular.com/en/corporate- Environmental, sustainability/ Social and Governance• Expanded efforts to promote financial inclusion through an investment in Greenwood, a digital banking platform designed to address the financial needs of Afro-American and Latinx (ESG) consumers Additional Value• Investments in Evertec and Banco BHD León 13

Second Quarter 2021 INVESTOR PRESENTATION AppendixSecond Quarter 2021 INVESTOR PRESENTATION Appendix

Corporate Structure – Popular, Inc.

Franchise

Industry	Financial services
Headquarters	San Juan, Puerto Rico
Assets	$73 billion (among top 50 BHCs in the U.S.)
Loans	$29 billion
Deposits	$65 billion
Banking branches	159 in Puerto Rico, 39 in the U.S. (28 in New York and New Jersey and 11 in Florida) and 10 in the U.S. and British Virgin Islands
NASDAQ ticker symbol	BPOP
Market Cap	$6 billion

Summary Corporate Structure


POPULAR.
Assets = $73 billion
Banco Popular de Puerto Rico
Popular Securities LLC
Popular's Insurance Subsidiaries
Popular North America, Inc.
Holding Companies (Including Equity Investments)
Popular Auto, LLC
Popular Bank[1]
Puerto Rico Operations
Assets = $62 billion
United States Operations
Assets = $10 billion

Selected equity investments

EVERTEC and Banco BHD León under Corporate segment

evertec

- Transaction processing, business processes outsourcing
- 16.15% stake
- Adjusted EBITDA of $64 million for the quarter ended March 31, 2021

Banco BHD León

- Dominican Republic bank
- 15.84% stake
- 2020 net income of $163 million

Information as of June 30, 2021

[1] Doing business as Popular

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Business Segments

(Unaudited)	BPPR			Popular U.S.		
($ in millions) **Financial Results**	**Q2 2021**	**Q1 2021**	**Variance**	**Q2 2021**	**Q1 2021**	**Variance**
Net interest income	$ 419	$ 410	$ 9	$ 79	$ 79	$ -
Non-interest income	136	135	1	5	6	(1)
Gross revenues	555	545	10	84	85	(1)
Provision for credit losses (benefit)	(22)	(46)	24	5	(37)	42
Operating expenses	320	320	-	50	56	(6)
Income before income tax	257	271	(14)	29	66	(37)
Income tax expense	64	59	5	10	18	(8)
Net income	$ 193	$ 212	$ (19)	$ 19	$ 48	$ (29)

($ in millions) **Balance Sheet Highlights**	**Q2 2021**	**Q1 2021**	**Variance**	**Q2 2021**	**Q1 2021**	**Variance**
Total assets	$62,105	$55,991	$ 6,114	$10,197	$10,558	$ (361)
Total loans	21,188	21,378	(190)	7,923	7,801	122
Total deposits	57,260	50,833	6,427	7,739	8,097	(358)

Asset Quality	**Q2 2021**	**Q1 2021**	**Variance**	**Q2 2021**	**Q1 2021**	**Variance**
Non-performing loans held-in-portfolio / Total loans	3.10%	3.12%	(0.02)%	0.36%	0.41%	(0.05)%
Non-performing assets / Total assets	1.17%	1.32%	(0.15)%	0.38%	0.35%	0.03%
Allowance for credit losses / Total loans	3.12%	3.19%	(0.07)%	1.56%	1.53%	0.03%

Net interest margin	2.91%	3.10%	(0.19%)	3.33%	3.35%	(0.02%)

Differences due to rounding

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P.R. Public Sector Exposure The Corporation does not own any loans issued by the P.R. central government or its public corporations. As of June 30, 2021 our direct exposure to P.R. municipalities was $375 million, flat QoQ. Outstanding P.R. government exposure Municipalities ($ in millions) Loans Securities Total Obligations of municipalities are backed by real and personal property taxes, municipal Municipalities $ 342 $ 33 $ 375 excise taxes, and/or a percentage of the sales and use tax Indirect Exposure $ 258 $ 45 $ 303 Indirect Exposure Indirect exposure includes loans or securities that are payable by non-governmental entities, but which carry a government guarantee to cover any shortfall in collateral in the event of borrower default. Majority are single-family mortgage related 17P.R. Public Sector Exposure The Corporation does not own any loans issued by the P.R. central government or its public corporations. As of June 30, 2021 our direct exposure to P.R. municipalities was $375 million, flat QoQ. Outstanding P.R. government exposure Municipalities ($ in millions) Loans Securities Total Obligations of municipalities are backed by real and personal property taxes, municipal Municipalities $ 342 $ 33 $ 375 excise taxes, and/or a percentage of the sales and use tax Indirect Exposure $ 258 $ 45 $ 303 Indirect Exposure Indirect exposure includes loans or securities that are payable by non-governmental entities, but which carry a government guarantee to cover any shortfall in collateral in the event of borrower default. Majority are single-family mortgage related 17

FICO Mix of Consumer Originations PR Mortgage Originations (Non-Conforming) Auto Loans By Year and Original FICO (% of Mortgage Amount) FICO Mix of Originations (% of Approved Amount) 733 736 735 753 734 757 724 736 741 728 704 715 719 710 719 723 720 721 1% 1% 0% 2% 5% 4% 3% 4% 6% 700 700 8% 6% 7% 6% 100% 100% 1% 4% 3% 6% 2% 9% 12% 17% 9% 6% 5% 14% 18% 7% 7% 7% 13% 14% 13% 9% 600 18% 600 21% 16% 80% 80% 26% 25% 29% 30% 26% 30% 500 500 26% 26% 27% 38% 31% 31% 32% 31% 34% 25% 60% 60% 35% 400 400 300 300 40% 40% 73% 64% 65% 60% 60% 60% 61% 200 58% 58% 56% 200 51% 52% 53% 51% 51% 50% 48% 20% 43% 20% 100 100 0% 0 0% 0 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD Jun Jun 700+ 625-699 <625 No FICO WA FICO 740+ 680-739 620-679 <620 No FICO WA FICO PR Unsecured Personal Installment Loans Credit Cards FICO Mix of Originations (% of Approved Amount) FICO Mix of Originations (% of Approved Amount) 743 746 743 739 738 740 738 741 736 754 754 751 751 750 748 748 750 753 2% 3% 3% 3% 3% 3% 3% 1% 700 2% 100% 2% 2% 2% 4% 3% 4% 5% 2% 3% 3% 3% 100% 700 5% 5% 5% 4% 4% 5% 2% 1% 3% 3% 3% 2% 2% 2% 2% 600 600 80% 80% 500 38% 41% 46% 40% 40% 45% 44% 52% 41% 45% 46% 45% 51% 44% 43% 50% 49% 44% 500 60% 400 60% 400 300 300 40% 40% 200 57% 200 55% 55% 55% 49% 49% 53% 53% 47% 47% 51% 51% 46% 49% 44% 44% 43% 43% 20% 20% 100 100 0% 0 0% 0 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD Jun Jun 750+ 650-749 <650 No FICO WA FICO 750+ 650-749 <650 No FICO WA FICO 18FICO Mix of Consumer Originations PR Mortgage Originations (Non-Conforming) Auto Loans By Year and Original FICO (% of Mortgage Amount) FICO Mix of Originations (% of Approved Amount) 733 736 735 753 734 757 724 736 741 728 704 715 719 710 719 723 720 721 1% 1% 0% 2% 5% 4% 3% 4% 6% 700 700 8% 6% 7% 6% 100% 100% 1% 4% 3% 6% 2% 9% 12% 17% 9% 6% 5% 14% 18% 7% 7% 7% 13% 14% 13% 9% 600 18% 600 21% 16% 80% 80% 26% 25% 29% 30% 26% 30% 500 500 26% 26% 27% 38% 31% 31% 32% 31% 34% 25% 60% 60% 35% 400 400 300 300 40% 40% 73% 64% 65% 60% 60% 60% 61% 200 58% 58% 56% 200 51% 52% 53% 51% 51% 50% 48% 20% 43% 20% 100 100 0% 0 0% 0 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD Jun Jun 700+ 625-699 <625 No FICO WA FICO 740+ 680-739 620-679 <620 No FICO WA FICO PR Unsecured Personal Installment Loans Credit Cards FICO Mix of Originations (% of Approved Amount) FICO Mix of Originations (% of Approved Amount) 743 746 743 739 738 740 738 741 736 754 754 751 751 750 748 748 750 753 2% 3% 3% 3% 3% 3% 3% 1% 700 2% 100% 2% 2% 2% 4% 3% 4% 5% 2% 3% 3% 3% 100% 700 5% 5% 5% 4% 4% 5% 2% 1% 3% 3% 3% 2% 2% 2% 2% 600 600 80% 80% 500 38% 41% 46% 40% 40% 45% 44% 52% 41% 45% 46% 45% 51% 44% 43% 50% 49% 44% 500 60% 400 60% 400 300 300 40% 40% 200 57% 200 55% 55% 55% 49% 49% 53% 53% 47% 47% 51% 51% 46% 49% 44% 44% 43% 43% 20% 20% 100 100 0% 0 0% 0 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD Jun Jun 750+ 650-749 <650 No FICO WA FICO 750+ 650-749 <650 No FICO WA FICO 18

Popular, Inc. Credit Ratings

Senior Unsecured Ratings		
Moody's	Ba3	Stable Outlook
Fitch	BBB-	Stable Outlook
S&P	BB-	Positive Outlook



2017
2018
2019
2020
2021
February Moody's changes outlook to Positive from Negative
April S&P upgrades to BB- from B+ revised outlook to Positive
October Fitch and S&P change outlook to Negative from Positive
May Fitch revised outlook to Positive
April Moody's upgrades to B1 from B2
S&P revised outlook to Positive
May Fitch upgrades to BB from BB-
March S&P lowers outlook to Stable
March Moody's revised outlook to Positive
April Moody's upgrades to Ba3 from B1
Fitch and S&P revised outlook to Positive
June Fitch upgrades to BBB- from BB, revised outlook to Stable

POPULAR.
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Second Quarter 2021 INVESTOR PRESENTATIONSecond Quarter 2021 INVESTOR PRESENTATION